Exhibit 99.2

Strictly private and confidential Subject to Confidentiality Agreement Subject to FRE 408 Project Chelsea Management Presentation for restricted creditors December 21, 2017

Strictly private and confidential Subject to Confidentiality Agreement Subject to FRE 408 Disclaimer This presentation was prepared on a confidential basis by management of Cenveo Inc. (“Cenveo” or the “Company”), and is being delivered to certain creditors of the Company and their advisors. Rothschild Inc. (“Rothschild”) is acting as financial advisor to the Company. This presentation provides summary information only and is being delivered solely for informational purposes. Neither the creditors of the Company, their respective advisors nor any other person may rely upon this presentation for any purpose. This presentation should not be construed as a commitment by the Company to pursue any transaction or any other course of action, and any transaction or course of action described in this presentation may not occur. This presentation is based upon information that is publicly available or which was provided by or on behalf of the management of Cenveo, including, without limitation, management operating and financial forecasts or projections. Such information involves numerous significant assumptions and subjective determinations that may or may not be correct. No representation or warranty, express or implied, can be made or is made by the Company or Rothschild as to the accuracy or completeness of any such information or the achievability of any such forecasts or projections. Rothschild has not assumed any responsibility for independent verification of any of such information contained herein, including, but not limited to, any forecasts or projections set forth herein, and Rothschild has relied on such information being complete and accurate in all material respects. Except where otherwise indicated, this presentation speaks as of the date hereof and is necessarily based upon the information available and financial, stock market and other conditions and circumstances existing and disclosed as of the date hereof, all of which are subject to change. Management of the Company does not have any obligation to update, bring-down, review or reaffirm this presentation. This presentation is incomplete without reference to, and should be viewed solely in conjunction with, the oral briefing provided by management of the Company. Under no circumstances should the delivery of this presentation imply that any information or analyses included in this presentation would be the same if made as of any other date. Nothing contained in this presentation is, or shall be relied upon as, a promise or representation as to the past, present or future. Nothing contained herein shall be deemed to be a recommendation from the Company or Rothschild to any party to enter into any transaction or to take any course of action. This presentation does not constitute advice of any kind, including, without limitation, legal, tax or accounting advice, and the creditors of the Company and their respective advisors should receive (and rely on) separate and qualified advice as to the matters set forth herein, including legal, tax and accounting advice. These materials do not constitute an offer or solicitation to sell or purchase any securities. THIS PRESENTATION IS CONFIDENTIAL, AND IT MAY NOT BE COPIED BY, OR DISCLOSED OR MADE AVAILABLE TO, ANY PERSON WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY. Neither the Company nor Rothschild shall have any liability, whether direct or indirect, in contract or tort or otherwise, to any person in connection with this presentation. 1

Strictly private and confidential Subject to Confidentiality Agreement Subject to FRE 408 Contents Sections 1 Executive summary 2 2 Industry dynamics 12 3 Disciplined cost focus 17 4 Envelope overview 20 5 Labels overview 25 6 Print overview 31 7 Corporate financials and consolidated summary 37

Strictly private and confidential Subject to Confidentiality Agreement Subject to FRE 408 1 Executive summary

1. Executive summary Strictly private and confidential Subject to Confidentiality Agreement Subject to FRE 408 Business Plan and liquidity projections caveats The Company’s current business plan (the “Business Plan”) and liquidity forecast were developed in early October based on information available at that time together with actual results through September The Business Plan was developed in advance of the Company’s normal year-end budgeting process and did not take into account the impact of a potential bankruptcy filing and rumors in the marketplace Since the Business Plan and liquidity forecast were developed, a number of events have occurred that will likely negatively impact the Business Plan and liquidity forecast including, but not limited to: Rumors and news articles of a potential bankruptcy filing Customers de-risking to a greater extent than forecasted based on rumors in the marketplace New customers failing to give expected new business due to financial concerns Vendors losing credit insurance Vendors tightening terms Potential risk that ABL lenders will add additional reserves that would reduce the ABL Borrowing Base Zolfo Cooper was retained the week of December 11th to assist the Company and its other professionals with the contingency planning efforts currently underway As a result of the foregoing, the Company is updating the Business Plan and liquidity forecast, including the preparation of a DIP budget, which will likely result in a lowering of the financial projections and information contained herein 3

1. Executive summary

Strictly private and confidential – Subject to Confidentiality Agreement
Subject to FRE 408

Cenveo at a glance

Market leader in print-related offerings

Description

Cenveo Inc. ("Cenveo" or "the Company") is a diversified manufacturer of print-related products offering solutions in the areas of envelopes, custom labels, commercial print, publisher solutions and more. The Company operates the business in three complementary reportable segments: Envelope, Labels and Print

- Strong market share
  - The Company is the largest envelope manufacturer in North America, producing over 50 billion envelopes annually
  - The Labels division is the leader in prescription labels to retail pharmacy chains and custom pressure sensitive labels through resale markets
  - The Print division is the 4th largest printer in North America
- Broad geographic diversity
  - The Company has over 30 operating plants across the U.S as well as strategic partnerships across the world
  - Strategically-located facilities enable the Company to meet customer demands when needed
  - Geographic diversity mitigates impact of region-specific fluctuations while reducing freight costs and delivery risk to customers

Recent developments

- **November 2017 –** Cenveo announced Q3 2017 revenue[1] of $330m and Adj. EBITDA[1] of $24m
- **November 2017 –** Sale of Cenveo Office Product division ("Quality Park") for $36.5m of net proceeds
- **July 2017 –** Cenveo announced Q2 2017 revenue[2] of $355m and Adj. EBITDA[2] of $30m. Updated two-year profitability improvement plan to $65m
- **February 2017 –** Cenveo announced $50m two-year profitability improvement plan and provided FY 2017 guidance for revenue[1] of $1.6bn and Adj. EBITDA[1] of $150m
- **June 2016 –** Cenveo completed an exchange offer for 11.5% Unsecured Notes due 2017 for new 6.00% Unsecured Notes due 2024 and completed the issuance of 4.0% FILO Notes due 2021

Key financial highlights (excluding Quality Park) ($m)


$1,529.0
$1,326.1
$1,287.4
$1,277.8
$1,284.1
8.8%
8.8%
9.8%
10.7%
10.7%
2016A
2017E
2018E
2019E
2020E
Revenue
Adj. EBITDA margin (%)

Note
1 Revenue and Adj. EBITDA numbers exclude the operating results of Quality Park
2 Revenue and Adj. EBITDA numbers include the operating results of Quality Park

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1. Executive summary Strictly private and confidential Subject to Confidentiality Agreement Subject to FRE 408 Cenveo core competencies Cenveo’s management team has leveraged its core competencies to address the secular challenges it faces 1 Proven track record of identifying and consolidating acquisitions Cenveo has successfully completed and integrated accretive acquisitions in higher growth, higher margin segments 2 Proven track record of extracting savings from those acquisitions and achieving synergies Operational synergies achieved through elimination of duplicate SG&A, consolidation of suppliers, reduction of waste, minimization of working capital requirements and other operational efficiencies 3 Track record of identifying and divesting non-core business units Allows Cenveo to focus its efforts on its core operations, specifically in envelopes, labels and commercial print segments 4 Ongoing profitability improvement program implemented and achieved over $250m of cost savings over the last 10 years 2017 cost-savings initiative with $18.1m realized year-to-date 5 Strong long-term customer relationships and significant new customer acquisitions Customer relationships averaging 15+ years 6 Strategic foresight to grow into new product offerings Company has developed and deployed its Kadena platform that provides a multitude of value-add services to customers 5

1. Executive summary Strictly private and confidential Subject to Confidentiality Agreement Subject to FRE 408 Revenue and Adj. EBITDA by business Financial projections prepared on October 19, 2017 FY 2017E Revenue % by segment1,2 FY 2017E Adj. EBITDA % by segment2,3 Revenue Adj. EBITDA Print Print 22% 32% Envelope Envelope 44% 48% Labels Labels 34% 20% Revenue by segment ($m)1,2 Adj. EBITDA by segment ($m)2,3 $2,000 $160 $138.6 $134.6 $137.1 $137.8 $1,593.4 $1,529.0 $125.7 $1,600 $116.8 $1,326.1 $1,287.4 $1,277.8 $1,284.1 $120 $60.7 $57.1 $57.8 $64.4 $49.2 $1,200 $761.6 $735.1 $51.7 $640.8 $627.0 $624.7 $631.0 $80 $800 $322.1 $301.4 $46.8 $38.7 $50.0 $52.1 $52.1 $266.4 $256.8 $252.2 $252.2 $40 $39.7 $400 $509.7 $492.6 $418.8 $403.6 $400.9 $400.9 $31.2 $31.5 $25.4 $26.6 $27.9 $27.9 — — 2015A 2016A 2017E 2018E 2019E 2020E 2015A 2016A 2017E 2018E 2019E 2020E Print Labels Envelope Print Labels Envelope Notes 1 Revenue by segment is inclusive of corporate eliminations 2 Excludes Quality Park business (pro forma for divestiture) 3 Adj. EBITDA by segment is inclusive of allocated corporate costs 6

1. Executive summary

Strictly private and confidential – Subject to Confidentiality Agreement
Subject to FRE 408

Product segment overview

	Envelope	Labels	Print
2017E sales	**$641m**	**$266m**	**$419m**
% of 2017E group sales	**48%**	**20%**	**32%**
2017E Adj. EBITDA / margin	**$52m / 8.1%**	**$40m / 15.0%**	**$25m / 6.0%**
Key industries served	Financial services Cable & Telecom Travel & leisure Insurance	Pharmaceutical Food & beverage Retail Travel & leisure Logistics Resale Government Healthcare	Financial services Communications Travel & leisure Healthcare Retail Automotive Education Publishing
Key products / services	Direct mail Transactional mail (billing & remittance) Wholesale envelopes	Custom labels (short run) Prescription labels Long run labels & POS	Sheet-fed large format printing Short-run and custom / digital printing Content development
Market size	**~$2.1 billion**	**~$15 billion**	**~$85 billion[1]**
Market share	**~31%**	**~2%**	**< 1%**
Key competitors	Tension Supremex Western States Envelope & Label Double Envelope united envelope	LA Stouse NCR WS Packaging Group rrd Label Art	Quad Graphics Sheridan LSC Communications SPi Global Taylor rrd

Note

1 November 2016 *Printing in the U.S.* IBISWorld Industry Report

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1. Executive summary

Strictly private and confidential – Subject to Confidentiality Agreement
Subject to FRE 408

Broad geographic reach

National operating footprint allows the Company to deliver flexible, customer-centric products

Map of key operational facilities


Kent
Clackamas
City of Industry
Los Angeles
Denver
Omaha
Kirksville
Amarillo
Joplin
St. Louis
Chicago
Indianapolis
New Albany
Jefferson City
Dallas
Ennis
San Antonio
Altoona
Cleveland
Williamsburg
Conklin
Chicopee
Stamford
Jersey City
Ft. Washington
Lancaster
Pikesville
Columbia
Hurlock
Mount Pleasant
Richmond
Smyrna
Longwood
Cenveo headquarters
Labels
Digital print
Publisher / content services
Envelopes
Print
Fulfillment and distribution
Kapolei
Hawaii
United Kingdom
London
India
New Delhi
Mumbai
Chennai
Bangalore

Commentary

- National platform reduces our cost and risk to customers
- We have the flexibility to redeploy our equipment to maximize efficiency
- Geographic diversity mitigates impact of region-specific fluctuations
- Unique Envelope Platform that gives Cenveo a competitive advantage in meeting the needs of the local market
- Continued opportunity to co-locate operations into a single facility to increase leverage

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1. Executive summary

Strictly private and confidential – Subject to Confidentiality Agreement
Subject to FRE 408

Competitive differentiators

Market leader	• The largest envelope manufacturer in North America (~5x larger than next competitor) • 4th largest commercial printer in North America • Leader in several niche label products
Strategically-built platforms that can be leveraged for ongoing industry consolidation	• One of the few large platforms in the envelope and print industries. Flexible manufacturing infrastructure with capacity to grow, 75% of the cost structure is variable • Over 30 operating plants can service ~90% of the U.S. population within 2-3 business days
Long-term customer relationships across various end-markets	• Marquee customer base representing several of the top companies in their respective industries • Diversified exposure across attractive end-markets including healthcare, financial, automotive and telecom
Strong profitability and cash generation profile	• Track record of exceeding profitability improvement initiatives • Continued opportunities to consolidate across the platform
Exceptional management team with a proven track record of success	• Deep industry experience across all functional areas • Numerous successful operating initiatives have resulted in meaningful efficiencies

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1. Executive summary Strictly private and confidential Subject to Confidentiality Agreement Subject to FRE 408 Financial overview Revenue ($m) Adj. EBITDA ($m) % growth: % margin: (4.0%) (13.3%) (2.9%) (0.7%) 0.5% 8.8% 8.8% 9.8% 10.7% 10.7% $1,529.0 ’17-’20 CAGR: ’17-’20 CAGR: (1.1%) 5.7% $134.6 $137.1 $137.8 $1,326.1 $1,287.4 $1,277.8 $1,284.1 $125.7 $116.8 2016A 2017E 2018E 2019E 2020E 2016A 2017E 2018E 2019E 2020E Capex ($m) Adj. EBITDA less capex ($m) % of sales: % conversion: 2.5% 1.8% 1.2% 1.6% 1.6% 71.4% 79.3% 88.1% 84.0% 85.5% $38.8 ’17-’20 CAGR: ’17-’20 CAGR: 8.3% (6.2%) $24.2 $110.7 $117.1 $117.8 $20.0 $20.0 $95.8 $92.6 $15.0 2016A 2017E 2018E 2019E 2020E 2016A 2017E 2018E 2019E 2020E 10

1. Executive summary Strictly private and confidential Subject to Confidentiality Agreement Subject to FRE 408 Preliminary cash forecast Liquidity ($ in millions)1 Includes $8m net increase in liquidity from $16.2m interest pmt. (1L) $10.2m interest pmt. (2L) $100.0 QP sale (~$37.5m sale proceeds net of ~$27m Borrowing Base reduction2,3) $90.0 $80.0 $70.0 $63 $64 $58 $60 $59 $60.0 $54 $55 $55 $54 $53 $51 $52 $50 $48 $49 $50.0 $44 $45 $43 $46 $40.0 $30.0 $20.0 $3.1m interest pmt. (6.0% Unsecured $10.0 Notes) — 11/26 12/3 12/10 12/17 12/24 12/31 1/7 1/14 1/21 1/28 2/4 2/11 2/18 2/25 3/4 3/11 3/18 3/25 4/1 Base Case Notes 1 Liquidity excludes cost of recapitalization process 11

Strictly private and confidential Subject to Confidentiality Agreement Subject to FRE 408 2 Industry dynamics

2. Industry dynamics

Strictly private and confidential – Subject to Confidentiality Agreement
Subject to FRE 408

Envelope industry overview

While direct mail advertising is expected to resume its growth, it is offset by declining transactional volume

US Envelope Market Fundamentals

- According to a report that was published by the Direct Marketing Organization in 2015, direct mail response rates are significantly higher (at 3.7%) than mobile, paid search, email and internet display response rates (all under 0.2%)
- Direct mail advertising offers targeting based on geographic location, socioeconomic status and purchasing history

Envelope industry sales ($bn) and unit prices per thousand envelopes


$4.0
$3.0
$2.0
$1.0
–
$3.7
$3.6
$2.9
$2.9
$2.8
$2.7
$2.6
$2.6
$2.7
$2.1
$19.6
$20.3
$19.0
$17.4
$17.4
$17.3
$17.1
$16.9
$17.5
$14.3
2007 2008 2009 2010 2011 2012 2013 2014 2015 2016
Sales ($Bn) '07-'16 CAGR: (6.2%)
$/unit '07-'16 CAGR: (3.2%)
Envelope industry sales
$ / 1000 units

Cenveo Envelope vs. Industry (2014A – 2016A) ($ in 000's)


Generic transactional envelope market falling faster than direct mail market
$3,000
$2,000
$1,000
–
$2,600
$1,823
$777
1.9%
3.3%
(1.3)%
$2,650
$1,883
$767[1]
(20.8)%
(27.8)%
(3.4)%
$2,100
$1,359
$741[1]
2014
2015
2016
Cenveo
Other

Source Envelope Manufacturing Association (EMA)
Note
1 Excludes Quality Park business revenue (pro forma for divestiture)

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2. Industry dynamics

Strictly private and confidential – Subject to Confidentiality Agreement
Subject to FRE 408

Labels industry overview

Industry growing modestly and facing ongoing consolidation

US Labels Market Fundamentals

- $15+ billion U.S. Labels industry
  - Second largest national market after China
  - Expected to grow at ~2.5% per annum through 2020
  - Market is driven by the food, beverage and consumer product packaging industries
- Overall outlook of the labels industry impacted by:
  - Health of the overall economy and manufacturing activity across various end markets
  - Demographic trends
  - Consumer income levels and spending patterns
  - Increased focus on brand recognition driving a focus on innovative labeling
  - Environmental and regulatory considerations
- Pressure sensitive labels have been the dominant category in the U.S. given their flexibility in terms of performance and design, both of which are integral traits to end market users as they focus on shelf appeal
- Market is undergoing consolidation as participants look to broaden product offerings and increase market share
- Consolidation is expected to persist, driven by customer preference for vendors that can serve as a one-stop shop addressing all labeling needs

2015A US Labels Demand by Category


Other
20%
Pressure
Sensitive
49%
Cut & Stack
31%

Total Market: $15+ billion

Labels Growth by Category


2015A
Market
Size ($bn):
$7.5
$4.7
$3.0
2.2%
3.0%
(0.2%)
0.6%
3.4%
4.0%
Pressure Sensitive
Cut & Stack
Other
2010A-2015A
2015A-2020E

Source 2017 Freedonia Labels Report

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2. Industry dynamics Strictly private and confidential Subject to Confidentiality Agreement Subject to FRE 408 Commercial print industry overview Highly fragmented and competitive industry Industry overview1 Overview of headwinds Macro headwinds U.S. commercial Companies in the 2016 U.S. print print industry U.S. commercial advertising spend Retail Consumer Disposable annual revenue print industry Economy environment confidence income $85 $39 Industry headwinds 49,000 billion billion Online Mobile Electronic United States content devices marketing Postal Service Concentration of revenue Industry capacity utilization3 $85 billion Total industry revenue 83% Avg. 1972- 50% 2008 65% 400 largest printing companies total annual revenue2 2017 59% 15% 2009 4 largest printing companies total annual revenue1 Sources 1 November 2016 Printing in the U.S. IBISWorld Industry Report 2 December 2016 Printing Impressions PI400 3 2017 Federal Reserve Industrial Production and Capacity Utilization [G17] Reports; includes printing of newspapers, magazines, books, labels, stationary, etc. as well as data imaging, platemaking and bookbinding 15

2. Industry dynamics Strictly private and confidential Subject to Confidentiality Agreement Subject to FRE 408 Resilient platform despite industry headwinds Positioned for enhanced growth and profitability Challenging market conditions Increased shift from printed products to electronic alternatives Emergence of new technologies in the market that have made pricing competition more prevalent Strategically-positioned for future share gains, top Certain key customers temporarily reducing line growth and margin enhancement investment in customer acquisitions / new product promotions Investment in digital printing assets enables greater production flexibility and provides customers with Heightened competition across labels market higher degree of customization Deepening of content services offering strengthens competitive advantage over pure play commercial printing peers Mitigating actions Renewed focus on higher margin labels opportunities Implementation of numerous operating initiatives in order to improve profitability Leveraging scale and market positioning to continue to grow both direct mail and transactional envelope Expansion of digital print capabilities share Enhancement of electronic-based content offering Roll-out of Kadena 2.0 platform fueling new Continued strength in procurement and supply chain customer acquisition and shifting customer focus to management in order to negotiate the best pricing value-added services versus price and terms Exit of low margin business in Long Run Labels Strategic equipment acquisitions will continue to Bolstering high-margin, e-commerce presence improve efficiency and yielding cost savings through Lightning Labels brand Continuing to provide Direct Mail customers with differentiated, high-impact product offering Facility consolidations leading to streamlined operations 16

Strictly private and confidential Subject to Confidentiality Agreement Subject to FRE 408 3 Disciplined cost focus

3. Disciplined cost focus

Strictly private and confidential – Subject to Confidentiality Agreement
Subject to FRE 408

Historical cost savings

Cenveo management has a proven track record of driving efficiency through cost cutting

Historical cost savings

- Management has taken significant cost-cutting actions since 2005
  - Ongoing cost savings programs implemented and achieved over $250m of profitability improvement over the last 10 years
  - 2017 cost-savings initiative with $18.1m realized year-to-date
- Management made 16 acquisitions from 2006 to 2013
  - Proven track record of extracting savings from those acquisitions and achieving synergies as evidenced by facility consolidations and headcount reductions
  - Operational synergies achieved through elimination of duplicate SG&A, consolidation of suppliers, reduction of waste, minimization of working capital requirements, and other operational efficiencies

Historical facilities[1] and employee count


100
80
60
40
20
-
84 73 46 78 76 70 71 67 63 66 54 46 44
10,000 8,000 6,600 10,700 9,700 8,700 8,700 8,400 7,600 8,700 8,100 7,300 7,300
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016
# of Manufacturing Facilities
# of Employees

Cumulative announced facility consolidations[1]


70
60
50
40
30
20
10
-
6 16 23 24 32 35 40 42 49 49 58 58
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016

Source Company filings
Note
1 Includes warehouses, operating plants and distribution centers

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3. Disciplined cost focus

Strictly private and confidential – Subject to Confidentiality Agreement
Subject to FRE 408

2017E profitability improvement plan implementation (cont'd)

On February 22, 2017, Cenveo announced their two-year, $50m Profitability Improvement Plan

- Initiated in late Q4 2016 targeting:
  - Lower fixed cost infrastructure and SG&A costs
  - Reduction in back office headcount
  - Further streamlining of the Company's geographic footprint
- Originally expected to yield $50m of combined cost savings and margin improvement
  - $25m expected to be realized in FY 2017

In light of confirmation from the third party consulting analyses, on August 2, 2017, the Company revised upwards their cost cutting expectations by $15m, to $65m

- $29m of savings now expected to be realized in FY 2017
- Company noted that the majority of the currently implemented cost savings initiatives will materialize in FY 2018

Cost savings forecast ($ in millions)


$75
$60
$45
$30
$15
$0
$18.1
$11.0
$29.1
$15.0
$10.0
$54.1
$11.0
$65.1
YTD 2017 Realized
Q4 2017 Forecast
2017 Realized
2017 Actions Run Rate
2018 Actions
2018 Realized
2018 Actions Run Rate
Full Plan Realization

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Strictly private and confidential Subject to Confidentiality Agreement Subject to FRE 408 4 Envelope overview

4. Envelope overview

Strictly private and confidential – Subject to Confidentiality Agreement
Subject to FRE 408

Envelope at a glance

Cenveo's Envelope Group is the world's largest envelope manufacturer, producing one out of every four envelopes in the United States

Business description

- Cenveo's Envelope Group is the largest envelope producer in North America with over 50 billion envelopes produced annually
  - It currently holds ~40% of the $2.1 billion overall market
- Cenveo's Envelope facilities meet an assortment of customer demands, from short to long runs, simple to more sophisticated clientele graphics
- Cenveo's Envelope business is divided between Direct Mail, Transactional and Wholesale[1]
  - **Direct Mail:**
    - Recognized as the industry's best source for direct mail envelopes
    - 6 facilities encompassing 878k square feet
  - **Transactional Mail:**
    - Provides envelopes and mailing services for transactional mail such as statement, billing and remittance envelopes
    - 6 facilities encompassing 839k square feet
  - **Wholesale**
    - National footprint and distribution for stock envelope products
    - 2 facilities encompassing 728k square feet
- Supplies a diversified, blue-chip customer base
- Serves a broad variety of end markets, including:
  - Financial services, telecom, healthcare, insurance, publishing and more
- Key focus areas of the business include the continuation of regional consolidation efforts and expansion of Direct Mail capabilities
- Over 2,600 employees across North America

Key financial highlights ($m)[2]


$735.1
$640.8
$627.0
$624.7
$631.0
8.8%
8.1%
7.8%
9.1%
9.2%
2016A
2017E
2018E
2019E
2020E
Revenue
Adj. EBITDA

FCF[3]: $53.5m | $48.4m | $45.5m | $52.2m | $52.9m

Key end markets (2016A sales)

By Channel


Wholesale 19%
Transactional 35%
Direct Mail 46%

By Industry


Wholesale 19%
Direct Mail 38%
Statement Billing 38%
Government 2%
Packaging 3%

Notes
1 Cenveo's segments are based on classification of plants
2 Revenue is inclusive of corporate eliminations and Adj. EBITDA is inclusive of allocated corporate costs
3 Free cash flow defined as Adj. EBITDA less capex

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4. Envelope overview

Strictly private and confidential – Subject to Confidentiality Agreement
Subject to FRE 408

Key competitive advantages

A unique asset with a scalable platform and differentiated offering

Leading envelope manufacturer with a diversified product portfolio	• The largest envelope manufacturer in North America (~5x larger than next competitor) • Cenveo is positioned to produce, warehouse and distribute closer to customers allowing quicker delivery and reduced transportation and mailing costs
One of the largest providers in the Direct Mail segment as well as in wholesale and transactional mail	• Cenveo is the leading Direct Mail service provider and holds ~40% market share in the overall Direct Mail envelope market • Cenveo's cutting-edge design technology, lean manufacturing processes and the industry's highest-quality printing capability allows the Company to maximize clients' ROI on their direct marketing efforts as well as minimize costs associated with transactional mail
Long-term customer relationships across various end-markets	• Reputable customer base representing top companies in their respective industries • Diversified exposure across attractive end-markets including healthcare, financial, telecom and insurance • Long-standing relationships averaging over 15+ years for its top 25 customers
Strong profitability and cash generation profile	• Adj. EBITDA margins expected to increase by 100bps over the next 2 years resulting from implementation of operating efficiencies • Highly attractive run-rate Adj. EBITDA less capex conversion of ~94%
Strategically-built platform that can be leveraged for ongoing industry consolidation	• 14 strategically-located facilities across the US, providing highly customized solutions in a timely manner • One of the few large platforms in the industry, coupled with a flexible manufacturing infrastructure with capacity to grow
Exceptional management team with a proven track record of success	• Deep industry experience across all functional areas • Driven numerous successful operating initiatives resulting in meaningful efficiencies

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4. Envelope overview Strictly private and confidential Subject to Confidentiality Agreement Subject to FRE 408 Financial overview Revenue ($m)1 Adj. EBITDA ($m)2 % growth: % margin: (3.5%) (12.8%) (2.2%) (0.4%) 1.0% 8.8% 8.1% 7.8% 9.1% 9.2% $735.1 ’17-’20 CAGR: ’17-’20 CAGR: (0.5%) 3.8% $64.4 $640.8 $51.7 $49.2 $57.1 $57.8 $627.0 $624.7 $631.0 2016A 2017E 2018E 2019E 2020E 2016A 2017E 2018E 2019E 2020E Capex ($m) Adj. EBITDA less capex ($m) % of sales: % conversion: 1.5% 0.5% 0.6% 0.8% 0.8% 83.2% 93.6% 92.5% 91.5% 91.6% $10.8 ’17-’20 CAGR: ’17-’20 CAGR: 13.5% 3.0% $53.5 $48.4 $52.2 $52.9 $4.9 $4.9 $45.5 $3.3 $3.7 2016A 2017E 2018E 2019E 2020E 2016A 2017E 2018E 2019E 2020E Notes 1 Revenue is inclusive of corporate eliminations 2 Adj. EBITDA is inclusive of allocated corporate costs 23

4. Envelope overview Strictly private and confidential Subject to Confidentiality Agreement Subject to FRE 408 Historical and forecasted P&L Summary1 ’17-‘20 $m 2016A 2017E 2018E 2019E 2020E CAGR Segment revenue $741.3 $646.1 $633.4 $631.2 $637.5 (0.4%) % growth (3.4%) (12.8%) (2.0%) (0.4%) 1.0% Operating income $61.2 $52.0 $50.7 $58.7 $61.1 5.5% % margin 8.3% 8.0% 8.0% 9.3% 9.6% D&A & other adjustments 16.1 14.9 14.5 12.9 11.3 Segment adj. EBITDA $77.4 $66.8 $65.2 $71.7 $72.4 2.7% % margin 10.4% 10.3% 10.3% 11.4% 11.4% Corporate adjustments (13.0) (15.1) (16.0) (14.6) (14.6) Corporate adj. EBITDA $64.4 $51.7 $49.2 $57.1 $57.8 3.8% % margin 8.8% 8.1% 7.8% 9.1% 9.2% Summary cash flow conversion ’17-‘20 $m 2016A 2017E 2018E 2019E 2020E CAGR Corporate adj. EBITDA $64.4 $51.7 $49.2 $57.1 $57.8 3.8% Less: Capex2 (10.8) (3.3) (3.7) (4.9) (4.9) Free cash flow3 $53.5 $48.4 $45.5 $52.2 $52.9 3.0% % conversion 83.2% 93.6% 92.5% 91.5% 91.6% Notes 1 Revenue excludes postage reclassification 2 Projected capex inclusive of Quality Park proceeds 3 Free cash flow defined as Adj. EBITDA less capex 24

Strictly private and confidential Subject to Confidentiality Agreement Subject to FRE 408 5 Labels overview

5. Labels overview

Strictly private and confidential – Subject to Confidentiality Agreement
Subject to FRE 408

Labels division at a glance

Cenveo's Labels division is a market leader in several key products

Business description

- Cenveo's Labels division is one of the top suppliers of printed labels to North America's leading pharmaceutical, food, beverage and consumer products companies
- Cenveo's Labels business operates over 2 key segments
  - **Custom Labels (Short Run Labels):**
    - Large scale supplier of labels to distributor market
    - Strong e-commerce platform
    - Offers a global footprint of bumper stickers, small count labels and other products
    - 4 facilities in Denver, CO, Longwood, FL, New Albany, IN, and Omaha, NE encompassing 308k square feet
  - **Long Run Labels & POS:**
    - Provides prescription drug labels, overnight shipping, deli-shelf labels, roll receipts and other products
    - 3 facilities in Jefferson City, TN, Vernon, CA, and Joplin, MO encompassing 442k square feet
- Supplies to a diversified, blue-chip customer base
- Serves a broad variety of end markets, including:
  - Pharmaceutical, food, beverage, consumer products and more
- Key performance drivers include the purchase of new equipment to drive production efficiencies, E-Commerce investments to improve the division's sales channel and exiting coating operation to focus on best performing segments / products
- Over 850 employees across North America

Key financial highlights ($m)[1]


$301.4
$266.4
$256.8
$252.2
$252.2
12.9%
14.9%
19.5%
20.7%
20.7%
2016A
2017E
2018E
2019E
2020E
FCF[2]:
Revenue
Adj. EBITDA Margin
$27.6m
$34.2m
$47.6m
$48.8m
$48.8m

Key end markets (2016A sales)

Custom Labels[3]


72%
16%
2%
3%
2%
5%
Resale
Food & Beverage
Retail
Travel
Logistics
Other

Long Run Labels & POS


28%
17%
7%
4%
3%
3%
38%
Retail
Logistics
Groceries
Government
Healthcare
Restaurant
Other

Notes
1 Revenue is inclusive of corporate eliminations and Adj. EBITDA is inclusive of allocated stranded corporate costs
2 Free cash flow defined as Adj. EBITDA less capex
3 Breakdown of top 30 customers by end markets

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5. Labels overview

Strictly private and confidential – Subject to Confidentiality Agreement
Subject to FRE 408

Sub-segment overview

Selected facilities

	Custom Labels			Long Run Labels		
Location	New Albany, IN	Denver, CO	Longwood, FL	Jefferson City, TN	Joplin, MO	Vernon, CA
Overview	Short run based digital	Digital e-commerce	Traditional midsized	POS and long run labels	Pharmacy labels	POS
Headcount	443	36	22	191	71	16
Facility Size (ft^2)	165k	13k	12k	268k	70k	103k
Owned / Leased	Owned	Leased	Leased	Owned	Owned	Leased
Main product offering	Short run custom labels servicing reseller channel	Short run custom labels through e-commerce engine, primarily serving micro-business market	Short to mid run custom labels servicing food services industry	Prime labels Tickets, tags and POS rolls Direct & thermal transfers	Dual web combos Direct & thermal transfers	Direct thermal labels Bond paper Carbonless Receipt rolls
Key capabilities	Flexo Digital Cold foil inline UV	Digital	Flexo	Flexo Offset	Flexo	POS

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5. Labels overview Strictly private and confidential Subject to Confidentiality Agreement Subject to FRE 408 Key competitive advantages A unique Labels asset with a scalable platform and differentiated offering Label converter with seven production facilities and distribution centers throughout North America. Unparalleled capabilities Serves direct, distributor and e-commerce channels Over 125 label presses with multiple formats including: flexo, UV flexo, web offset, screen printing, digital and variable image Manufacturing options capabilities Platform provides economic options for short, medium and long runs Unique distributor-focused business with high profit margins and growth opportunities Distributor channels Serves over 20,000 unique distributors and resellers each year Aggressively moving towards e-commerce marketplace for traditional label products with a higher-than-normal profit E-commerce selling margin B2B e-commerce platform Portfolio includes a fast growing and high margin B2B e-commerce operation with quick turn times and small high quality runs Analytical excellence Proven analytical strength, demonstrated in pricing, manufacturing optimization and customer profitability 28

5. Labels overview Strictly private and confidential Subject to Confidentiality Agreement Subject to FRE 408 Financial overview Revenue ($m)1 Adj. EBITDA ($m)2 % growth: % margin: (6.4%) (11.6%) (3.6%) (1.8%) 0.0% 12.9% 14.9% 19.5% 20.7% 20.7% ’17-’20 CAGR: (1.8%) ’17-’20 CAGR: 9.5% $301.4 $266.4 $256.8 $252.2 $252.2 $50.0 $52.1 $52.1 $38.7 $39.7 2016A 2017E 2018E 2019E 2020E 2016A 2017E 2018E 2019E 2020E Capex ($m) Adj. EBITDA less capex ($m) % of sales: % conversion: 3.7% 2.0% 0.9% 1.3% 1.3% 71.2% 86.2% 95.2% 93.8% 93.8% ’17-’20 CAGR: $11.2 ’17-’20 CAGR: (16.1%) 12.6% $47.6 $48.8 $48.8 $5.5 $34.2 $3.2 $3.2 $27.6 $2.4 2016A 2017E 2018E 2019E 2020E 2016A 2017E 2018E 2019E 2020E Notes 1 Revenue is inclusive of corporate eliminations 2 Adj. EBITDA is inclusive of allocated stranded corporate costs 29

5. Labels overview Strictly private and confidential Subject to Confidentiality Agreement Subject to FRE 408 Historical and forecasted P&L Summary ’17-‘20 $m 2016A 2017E 2018E 2019E 2020E CAGR Segment revenue $305.6 $270.1 $261.2 $256.6 $256.6 (1.7%) % growth (7.1%) (11.6%) (3.3%) (1.8%) 0.0% Operating income $36.5 $39.5 $51.3 $53.7 $54.7 11.4% % margin 11.9% 14.6% 19.6% 20.9% 21.3% D&A & other adjustments 7.8 6.6 5.5 4.6 3.6 Segment adj. EBITDA $44.3 $46.1 $56.8 $58.3 $58.3 8.1% % margin 14.5% 17.1% 21.7% 22.7% 22.7% Corporate adjustments (5.5) (6.4) (6.8) (6.2) (6.2) Corporate adj. EBITDA $38.7 $39.7 $50.0 $52.1 $52.1 9.5% % margin 12.9% 14.9% 19.5% 20.7% 20.7% Summary cash flow conversion ’17-‘20 $m 2016A 2017E 2018E 2019E 2020E CAGR Corporate adj. EBITDA $38.7 $39.7 $50.0 $52.1 $52.1 9.5% Less: Capex (11.2) (5.5) (2.4) (3.2) (3.2) Free cash flow1 $27.6 $34.2 $47.6 $48.8 $48.8 12.6% % conversion 71.2% 86.2% 95.2% 93.8% 93.8% Note 1 Free cash flow defined as Adj. EBITDA less capex 30

Strictly private and confidential Subject to Confidentiality Agreement Subject to FRE 408 6 Print overview

6. Print overview

Strictly private and confidential – Subject to Confidentiality Agreement
Subject to FRE 408

Cenveo Print at a glance

Cenveo's Print division is one of the leading commercial printers in North America with a comprehensive offering of high-color print and content solutions

Business description

- Cenveo's Print division is the fourth-largest printer in the US, offering a variety of commercial and digital printing solutions ranging from book and catalog printing to binding, warehousing and fulfillment
- Cenveo's Print business is divided between Commercial Print, Publisher Services Group (PSG) and Content
  - **Commercial Print:**
    - Offers a global footprint of sheet-fed, large format, digital, full web and double web printing facilities and distribution centers
    - 6 locations across the United States
  - **Publishing Services Group:**
    - Offers a regional footprint to service the journal and specialty publication markets
    - 5 locations across the United States
  - **Content**
    - Provides content development, art, design, e-learning online services and production to some of the largest publishers in the world
    - 7 locations[1] across the US, UK and India
- Supplies to a diversified, blue-chip customer base
- Serves a broad variety of end markets, including:
  - Financial, communications, travel and leisure, healthcare, retail, automotive, education, publishing and more
- Key focus areas of the business include the continuation of regional consolidation efforts, investment in digital printing equipment and expansion of content and publisher services capabilities
- Employs over 2,800 people across North America, Europe and Asia

Key financial highlights ($m)


$492.6
$418.8
$403.6
$400.9
$400.9
6.4%
6.1%
6.6%
7.0%
7.0%
2016A
2017E
2018E
2019E
2020E
Revenue ($m)
Adj. EBITDA Margin
FCF[2]:
$20.5m
$16.1m
$21.2m
$20.7m
$20.7m

Key end markets (2016A sales)


Commercial Print
28%
22%
13%
11%
8%
6%
12%
Financial
Communications
Travel and leisure
Healthcare
Retail
Automotive / power sports
Other [3]
PSG
29%
18%
17%
14%
9%
13%
Publishing
Association
Education
Graphic novel
Healthcare
Other [4]
Content
49%
44%
7%
STM journals
Education & E-learning
Other (B2B magazines, Corporate, Conversion)

Notes
1 Only includes standalone Content locations
2 Free cash flow defined as Adj. EBITDA less capex
3 Other CP end markets include Consumer Products, Government, Education, Non-profit, and others
4 Other PSG end markets include travel & leisure and other

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6. Print overview

Strictly private and confidential – Subject to Confidentiality Agreement
Subject to FRE 408

Key competitive advantages

A unique print asset with a scalable platform and differentiated offering

Leading commercial print player with differentiated capabilities	• 4th largest commercial printer in North America • Unique commercial assets that provide flexibility in printing methods (sheet-fed, large format, digital, full web and double web) and color complexity (4 vs. 6+ color options) • Short-run, high color focus provides combination of speed and quality to customers
Unparalleled publisher services / content management capabilities	• Largest provider of content management and production services to scientific, technical and medical (STM) publishers • 125 years of providing the most comprehensive outsourcing alternatives to publishers worldwide • Superior capabilities in design and content, editorial and production management
Strategically-built platform that can be leveraged for ongoing industry consolidation	• 18 strategically-located facilities across the US and abroad, providing highly customized solutions in a timely manner • Highly fragmented $85bn U.S. printing market, mostly comprised of regional players, with several actionable M&A targets • One of the few large platforms in the industry, coupled with a flexible manufacturing infrastructure with capacity to grow
Long-term customer relationships across various end-markets	• Marquee customer base representing several of the top companies in their respective industries • Diversified exposure across attractive end-markets including healthcare, financial, automotive and consumer electronics • Long-standing relationships averaging over 12 years for its top 25 customers
Strong profitability and cash generation profile	• Adj. EBITDA margins expected to increase to ~7% resulting from the implementation of operating efficiencies • Highly attractive run-rate Adj. EBITDA less capex conversion of ~63% • Continued opportunity to consolidate East coast platform into fewer and more productive centers
Exceptional management team with a proven track record of success	• Deep industry experience across all functional areas • Driven numerous successful operating initiatives resulting in meaningful efficiencies

Source November 2016 *Printing in the U.S.* IBISWorld Industry Report

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6. Print overview Strictly private and confidential Subject to Confidentiality Agreement Subject to FRE 408 Kadena 2.0 Kadena offers a unique value proposition to customers Description Kadena 2.0 is a cloud-based platform focused on the performance of print and mail communications, fulfillment and supply chain management for mid to large sized enterprises Provides small and medium sized businesses with the tools necessary to design their own products Analytics platform allows customers to track the effectiveness of their mail campaign Sourcing platform allows Cenveo to source from third parties and provide independent third party pricing Provides a repository of previous print jobs, resulting in stickier customer relationships Key modules and capabilities K-List List processor for optimizing Direct Mail campaign performance K-Compose Innovative templating application for design personalization K-Proof Powerful virtual proofing tool for shortening review cycles K-DAM Robust digital asset manager for flexible control of content assets K-Source An advanced marketplace sourcing environment 34

6. Print overview Strictly private and confidential Subject to Confidentiality Agreement Subject to FRE 408 Financial overview Revenue ($m) Adj. EBITDA1 ($m) % growth: % margin: (3.4%) (15.0%) (3.6%) (0.7%) 0.0% 6.4% 6.1% 6.6% 7.0% 7.0% ’17-’20 CAGR: ’17-’20 CAGR: $492.6 (1.1%) 3.2% $418.8 $403.6 $400.9 $400.9 $31.5 $27.9 $27.9 $25.4 $26.6 2016A 2017E 2018E 2019E 2020E 2016A 2017E 2018E 2019E 2020E Capex ($m) Adj. EBITDA less capex1 ($m) % of sales: % conversion: 2.2% 2.2% 1.3% 1.8% 1.8% 65.2% 63.3% 79.8% 74.2% 74.2% ’17-’20 CAGR: ’17-’20 CAGR: $11.0 (8.3%) 8.9% $9.3 $20.5 $21.2 $20.7 $20.7 $7.2 $7.2 $5.4 $16.1 2016A 2017E 2018E 2019E 2020E 2016A 2017E 2018E 2019E 2020E Note 1 Based on corporate Adj. EBITDA 35

6. Print overview Strictly private and confidential Subject to Confidentiality Agreement Subject to FRE 408 Historical and forecasted P&L / cash flow Summary1 ’17-‘20 $m 2016A 2017E 2018E 2019E 2020E CAGR Segment revenue $511.1 $434.6 $422.7 $420.1 $420.1 (1.1%) % growth (3.5%) (15.0%) (2.7%) (0.6%) - Operating income $22.6 $18.1 $21.8 $23.0 $24.5 10.5% % margin 4.4% 4.2% 5.2% 5.5% 5.8% D&A and other adj. 18.0 17.9 15.9 15.1 13.7 Segment adj. EBITDA $40.6 $36.0 $37.8 $38.1 $38.1 2.0% % margin 8.0% 8.3% 8.9% 9.1% 9.1% Corporate adjustments (9.1) (10.6) (11.2) (10.2) (10.2) Corporate adj. EBITDA $31.5 $25.4 $26.6 $27.9 $27.9 3.2% % margin 6.4% 6.1% 6.6% 7.0% 7.0% Summary cash flow conversion ’17-‘20 $m 2016A 2017E 2018E 2019E 2020E CAGR Corporate adj. EBITDA $31.5 $25.4 $26.6 $27.9 $27.9 3.2% Less: Capex (11.0) (9.3) (5.4) (7.2) (7.2) Free cash flow2 $20.5 $16.1 $21.2 $20.7 $20.7 8.9% % conversion 65% 63% 80% 74% 74% Notes 1 Revenue excludes postage reclassification 2 Free cash flow defined as Adj. EBITDA less capex 36

Strictly private and confidential Subject to Confidentiality Agreement Subject to FRE 408 7 Corporate financials and consolidated summary

7. Corporate financials and consolidated summary Strictly private and confidential Subject to Confidentiality Agreement Subject to FRE 408 Historical and forecasted corporate P&L Summary1 ’17-‘20 $m 2016A 2017E 2018E 2019E 2020E CAGR Operating income ($27.2) ($31.5) ($34.3) ($30.3) ($29.7) (1.9%) % margin n.a. n.a. n.a. n.a. n.a. D&A & other adjustments (0.5) (0.7) 0.2 (0.7) (1.3) Segment adj. EBITDA ($27.6) ($32.1) ($34.0) ($31.0) ($31.0) (1.2%) Envelope 13.0 15.1 16.0 14.6 14.6 Labels 5.5 6.4 6.8 6.2 6.2 Print 9.1 10.6 11.2 10.2 10.2 Corporate adj. EBITDA % margin n.a. n.a. n.a. n.a. n.a. Summary cash flow conversion ’17-‘20 $m 2016A 2017E 2018E 2019E 2020E CAGR Adj. EBITDA ($27.6) ($32.1) ($34.0) ($31.0) ($31.0) (1.2%) Less: Capex (5.9) (6.1) (3.5) (4.7) (4.7) Free cash flow2 (33.5) (38.2) (37.6) (35.7) (35.7) (2.2%) % conversion n.a. n.a. n.a. n.a. n.a. Notes 1 Revenue excludes postage reclassification 2 Free cash flow defined as Adj. EBITDA less capex 38

7. Corporate financials and consolidated summary Strictly private and confidential Subject to Confidentiality Agreement Subject to FRE 408 Historical and forecasted P&L and cash flows Summary1 ’17-‘20 $m 2016A 2017E 2018E 2019E 2020E CAGR Revenue $1,529.0 $1,326.1 $1,287.4 $1,277.8 $1,284.1 (1.1%) % growth (4.0%) (13.3%) (2.9%) (0.7%) 0.5% Gross profit $269.6 $239.3 $244.9 $254.4 $259.5 2.7% % margin 36.4% 37.0% 38.7% 40.3% 40.7% SG&A (174.8) (159.9) (154.5) (148.3) (147.9) Operating income $94.7 $79.3 $90.4 $106.1 $111.5 12.0% % margin 6.2% 6.0% 7.0% 8.3% 8.7% D&A & other adj. 39.9 37.5 35.3 31.0 26.3 Adj. EBITDA $134.6 $116.8 $125.7 $137.1 $137.8 5.7% % margin 8.8% 8.8% 9.8% 10.7% 10.7% Cash flow summary ’17-‘20 $m 2016A 2017E 2018E 2019E 2020E CAGR Adj. EBITDA $134.6 $116.8 $125.7 $137.06 $137.78 5.7% Less: Capex (38.8) (24.2) (15.0) (20.0) (20.0) Less: Change in NWC (5.1) (15.5) (1.2) 0.5 3.0 Free cash flow $90.7 $77.1 $109.5 $117.5 $120.8 16.1% % conversion 67.4% 66.0% 87.1% 85.8% 87.7% Note 1 Revenue excludes postage reclassification 39

7. Corporate financials and consolidated summary Strictly private and confidential Subject to Confidentiality Agreement Subject to FRE 408 Adj. EBITDA bridge 2017E—2019E Adj. EBITDA bridge ($ in millions) $140 $14.1 $137.1 $135 $23.5 $130 $125.7 $125 ($5.8) ($2.8) $120 $116.8 $115 $110 ($8.7) $105 $100 Company FY 2017E Sales Contribution 2017 Cost Savings Incentive Company FY 2018E Sales Contribution 2018 Cost Savings Company FY 2019E Adj. EBITDA Compensation Adj. EBITDA Adj. EBITDA 40

7. Corporate financials and consolidated summary
Strictly private and confidential – Subject to Confidentiality Agreement
Subject to FRE 408

Consolidated historical and forecasted balance sheet

Summary[1]

$m	2016A	2017E	2018E	2019E	2020E
Current assets:					
Cash and cash equivalents	$5.5	$5.0	$5.0	$5.0	$5.0
Accounts receivable, net	197.0	171.8	170.6	169.4	165.6
Inventories	80.8	87.2	86.1	84.9	83.2
Prepaid and other current assets	41.1	35.3	36.8	36.5	36.5
Total current assets	**$324.4**	**$299.3**	**$298.5**	**$295.8**	**$290.3**
Property, plant and equipment, net	$198.9	$183.9	$160.3	$146.1	$136.5
Goodwill	175.2	175.5	175.5	175.5	175.5
Other intangible assets, net	119.8	114.7	109.8	104.8	99.9
Other assets, net	21.9	21.7	21.7	21.7	21.7
Total assets	**$840.1**	**$795.1**	**$765.7**	**$743.8**	**$723.8**
Current liabities:					
Current maturities of long-term debt	$31.7	$6.9	$6.9	$6.9	$6.9
Accounts payable	166.0	136.6	134.9	133.1	130.3
Accrued compensation and related liabilities	24.1	24.1	24.1	24.1	24.1
Other current liabilities	66.9	56.4	56.0	55.5	55.8
Total current liabilities	**$288.8**	**$224.0**	**$221.9**	**$219.7**	**$217.2**
Long-term debt (ex OID)	$1,022.1	$1,015.6	$990.0	$955.3	$915.4
Other liabilities	475.8	476.7	476.7	476.7	476.7
Deferred Income Taxes	42.6	36.4	36.4	36.4	36.4
Total liabilities	**$1,794.2**	**$1,724.4**	**$1,703.5**	**$1,672.2**	**$1,632.9**
Total shareholders' deficit	(954.1)	(929.3)	(937.8)	(928.4)	(909.1)
Total liabilities and shareholders' deficit	**$840.1**	**$795.1**	**$765.7**	**$743.8**	**$723.8**

Note
1 Assumes maturing debt refinanced at same interest rates

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7. Corporate financials and consolidated summary Strictly private and confidential Subject to Confidentiality Agreement Subject to FRE 408 Consolidated capex and working capital detail Capex detail Commentary $m 2015A 2016A 2017E 2018E 2019E 2020E Total recurring capex $20.4 $35.8 $21.4 $13.5 $17.0 $18.5 Projections assume lower level % of sales 1.3% 2.3% 1.6% 1.0% 1.3% 1.4% of capex in 2018, as cash Recurring capex 20.4 35.8 21.4 13.5 17.0 18.5 restructuring expense will Other capex 3.8 3.0 2.8 1.5 3.0 1.5 increase going forward Total capex $24.3 $38.8 $24.2 $15.0 $20.0 $20.0 % of sales 1.5% 2.5% 1.8% 1.2% 1.6% 1.6% Continued focus on inventory and just-in-time delivery of materials Net working capital detail $m 2015A 2016A 2017E 2018E 2019E 2020E Accounts receivable $209.6 $197.0 $171.8 $170.6 $169.4 $165.6 Inventory 91.3 80.8 87.2 86.1 84.9 83.2 Prepaids 46.5 41.1 35.3 36.8 36.5 36.5 Accounts payable 186.9 166.0 136.6 134.9 133.1 130.3 Accruals 31.3 24.1 24.1 24.1 24.1 24.1 Other current liabilities 72.5 66.9 56.4 56.0 55.5 55.8 Net working capital $56.7 $61.8 $77.3 $78.5 $78.0 $75.0 Change in NWC n.a. 5.1 15.5 1.2 (0.5) (3.0) 42

7. Corporate financials and consolidated summary

Strictly private and confidential – Subject to Confidentiality Agreement
Subject to FRE 408

Cenveo legal organization chart[1]


Cenveo, Inc.
(Colorado)
CNMW Investments, Inc.
Cenveo Corporation
(Delaware)
Cenveo Services, LLC
Colorhouse China, Inc.
Envelope Product Group, LLC
Port City Press, Inc.
CDMS Management, LLC
Lightning Labels, LLC
Cadmus Printing Group, Inc.
Cadmus Financial Distribution, Inc.
Expert Graphics, Inc.
Garamond/Pridemark Press, Inc.
Cadmus Journal Services, Inc.
Cadmus Delaware, Inc.[2]
Cadmus UK, Inc.
Cadmus International Holdings, Inc.
Cadmus Knowledgeworks International Ltd. (Mauritius)
Cenveo Publisher Services India Limited
(India)
Glyph International UK Limited
(UK)
Cadmus Marketing Group, Inc.
Cadmus Marketing, Inc.
Cadmus/O'Keefe Marketing, Inc.
Old TSI, Inc.[3]
Madison / Graham ColorGraphics, Inc.
Madison / Graham ColorGraphics Interstate Services, Inc.
Cenveo Omemee LLC
Nova Scotia Company
(Nova Scotia)
Nashua Corporation
Nashua FSC Limited
Nashua P.R., Inc.
Nashua International, Inc.
50%
Cenveo CEM, LLC
50%
RX JV Holdings, Inc.
Cenveo CEM, Inc.
Commercial Envelope Manufacturing Co., Inc.
Discount Labels, LLC
1%
50%
CRX JV, LLC[4]
CRX Holdings, Inc.
RX Technology Corp.
Issuer of all Company debt
Guarantor
Non-Guarantor
Significant operations
100% unless otherwise specified

Notes

1. Does not include Vaughan Printers (inactive) or VSUB Holding Company (subsidiary of Vaughan)
2. Formerly Dynamic Diagrams
3. Formerly Three Score Inc.
4. Cenveo Corporation owns additional 49% of CRX JV, LLC

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